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                             AMERIGROUP CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


Number                                                              Shares
A                                                                   COMMON STOCK
COMMON STOCK
                                                            CUSIP  03073T 10 2

                                 SEE REVERSE FOR
                               CERTAIN DEFINITIONS


                   This Certifies that


                   Is the owner of

                   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF AMERIGROUP CORPORATION

          transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provision of the Certificate of Incorporation of the Corporation and all amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

  /s/ Stanley F. Baldwin        [SEAL]            /s/ Jeffrey L. McWaters
------------------------                          -----------------------
SECRETARY                                        CHAIRMAN, PRESIDENT AND CHIEF
                                                 EXECUTIVE OFFICER

          COUNTERSIGNED AND REGISTERED:  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                         TRANSFER AGENT AND REGISTRAR
                                         BY
                                              AUTHORIZED OFFICER
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                             AMERIGROUP CORPORATION

          THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.

          The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN -  as joint tenants with right of
                    Survivorship and not as tenants in common


                              UNIF TRANS MIN ACT- __________ Custodian _________
                                                  (Cust)                 (Minor)
                                                  Under the Uniform Transfers
                                                  to Minors Act ________________
                                                                  (State)


     Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, ___________________________________________ Hereby
                                          (Name of Assignor)
sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________
_____________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:                             X____________________________________________



SIGNATURE(S) GUARANTEED:           X____________________________________________
                                   NOTICE: The signature(s) to this assignment must correspond with the named(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


------------------------------
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM) PURSUANT TO S.E.C.
RULE 17Ad 15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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